FORECLOSURE AND SETTLEMENT AGREEMENT

     This Foreclosure and Settlement Agreement (this "Agreement") is executed and delivered on August ____, 1999, but effective as of January 3, 2000, by and between Phoenix Restaurant Group, Inc., a Georgia corporation, f/k/a DenAmerica Corp. ("PRG"), and the Moffitt Family Trust, a trust formed under the laws of the State of Texas (the "Trust").

                         Factual Background
                         ------------------

     A. DenWest Restaurant Corp., a Delaware corporation ("DRC"), provided the Trust with a $2,600,000 loan to enable the Trust to perform its obligations under the Purchase Agreement, dated as of November 14, 1994, by and between DRC and the Trust (the "Purchase Agreement"), which loan is evidenced by the non-recourse Promissory Note, dated as of November 14, 1994, in the stated principal amount of $2,600,000, executed by the Trust in favor of DRC (the "Promissory Note"). Pursuant to the terms of the Purchase Agreement, the Trust became the holder of 520,000 shares of DRC common stock, par value $.001 per share (the "DRC Shares"). The obligations of the Trust under the Promissory Note are secured by the Stock Pledge Agreement, dated as of November 14, 1994, by and between the Trust and DRC (the "Stock Pledge Agreement"). Pursuant to the Promissory Note, DRC's sole recourse is to foreclose the Pledged Collateral (as defined in the Stock Pledge Agreement) if the Trust defaults under the Purchase Agreement, the Promissory Note or the Stock Pledge Agreement. The Pledged Collateral includes the Trust Shares (as defined below).

     B. Pursuant to the terms and conditions of the Amended and Restated Agreement and Plan of Merger, dated as of August 9, 1995, between American Family Restaurants, Inc. ("AFR") and DRC, DRC merged with and into AFR, which became the surviving corporation and AFR changed its name to "DenAmerica Corp." Due to the merger, (i) PRG succeeded to the rights and obligations of DRC under the Purchase Agreement, the Promissory Note and the Stock Pledge Agreement, and (ii) the DRC Shares were converted into 403,456 shares of PRG common stock, $.10 par value per share (the "Trust Shares").

     C. The Trust is (i) the holder of the Series B Note, issued as of March 29, 1996, in the stated principal amount of $1,455,521, executed by PRG in favor of the Trust (the "Trust Series B Note"), (ii) the owner of the Trust Shares, and (iii) the holder of the Series B Common Stock Purchase Warrant, issued as of March 29, 1996, executed by PRG in favor of the Trust (the "Trust Series B Warrant," and collectively, with the Trust Series B Note, the "Trust Series B Note and Warrant").

     D. PRG and the Trust agree that the Trust Series B Note and the Promissory Note are in default. PRG and the Trust desire to enter into this Agreement whereby PRG will foreclose the Promissory Note, take possession and ownership of the Pledged Collateral (including the Trust Shares), and cancel any further obligations of the Trust under the Promissory Note in return for the cancellation by the Trust of PRG's obligations under the Trust Series B Note and Warrant



                                 Agreement
                                 ---------


     Therefore, in consideration of the mutual promises contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PRG and the Trust agree as follows:

     1. Recitals. The recitals set forth above in the Factual Background are true, accurate and correct, and are incorporated in this Agreement by this reference and made a material part of this Agreement.

     2. Mutual Cancellation of Obligations. As full and complete satisfaction and settlement of the obligations of the Trust under the Promissory Note, effective as of January 3, 2000, PRG and the Trust agree that (i) PRG shall foreclose its interest under the Promissory Note and the Stock Pledge Agreement by taking possession and ownership of the Pledged Collateral (including the Trust Shares), and (ii) PRG's obligations under the Trust Series B Note and Warrant shall be cancelled. As full and complete satisfaction and settlement of the obligations of PRG under the Trust Series B Note and Warrant, PRG and the Trust agree that the Trust's obligations under the Promissory Note and the Stock Pledge Agreement shall be cancelled, effective as of January 3, 2000.

     3. Deliveries. Contemporaneous with the execution of this Agreement, the Trust shall deliver the stock power, in the form attached hereto as Exhibit A, necessary to transfer ownership of the Pledged Collateral (including the Trust Shares). On January 3, 2000, (a) PRG shall (i) take possession and ownership of the Pledged Collateral (including the Trust Shares), (ii) mark the Promissory Note "cancelled", and (iii) surrender the Promissory Note to the Trust; and (b) the Trust shall (i) deliver the Pledged Collateral (including the Trust Shares) to PRG, (ii) mark the Trust Series B Note and Warrant "cancelled", and (iii) surrender the Trust Series B Note and Warrant to PRG.

     4. Valuation of Trust Shares. The market value of the Trust Shares shall be equivalent to the product of (i) 403,456 multiplied by (ii) the price listed for an individual share of PRG common stock at the close of trading on January 3, 2000 on the American Stock Exchange (the "Trust Shares' Market Value"). In the event that the sum of (i) the Trust Shares' Market Value, and (ii) the value of the Trust Series B Note and Warrant shall be less than the value of the Promissory Note, then the Trust shall not be required to compensate PRG for the amount of such deficiency. Alternatively, if the sum of (i) the Trust Shares' Market Value and (ii) the value of the Trust Series B Note and Warrant shall be greater than the value of the Promissory Note, then PRG shall not be required to compensate the Trust for the amount of such excess.

     5. Mutual Release. In consideration of the execution of this Agreement by PRG, effective as of January 3, 2000, the Trust hereby releases and discharges PRG, its affiliates, and the directors, officers, and agents of PRG and its affiliates for, from and against any and all demands, claims and causes of action of any type or nature, at law and/or in equity, that the Trust has, as a result of any action or inaction by PRG, that arises from, or is in any way related to, the Trust Series B Note and Warrant or any other document executed in connection with the Trust Series B Note and Warrant. In consideration of the execution of this Agreement, effective as of

                                      2

January 3, 2000, PRG hereby releases and discharges the Trust, its affiliates and the trustee of the Trust for, from and against any and all demands, claims and causes of action of any type or nature, at law and/or in equity, that PRG has, as a result of any action or inaction by the Trust, that arises from, or is in any way related to the Promissory Note and the Stock Pledge Agreement.

     6. Further Assurances. PRG and the Trust shall each do all acts and things, and make, execute and deliver such written documents and instruments, as shall from time to time be reasonably required to carry out the intent of this Agreement.

     7. Governing Law and Personal Jurisdiction. This Agreement shall be deemed to have been entered into in Phoenix, Arizona. This Agreement and performance hereunder shall be governed by, and construed in accordance with, the laws of the State of Arizona (without giving effect to its conflict of laws principles). PRG and the Trust agree that any claims arising out of this Agreement shall be brought in a state or federal court sitting in the State of Arizona, and that such courts shall have exclusive jurisdiction for such purpose-.

     8. Miscellaneous. Time is of the essence of this Agreement and each and every provision of this Agreement. The parties hereby waive any notices or consents that may be required under the Uniform Commercial Code as in effect in the State of Arizona. This Agreement may be executed in several counterparts. This Agreement shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Agreement.

     IN WITNESS WHEREOF, PRG and the Trust have executed and delivered this Agreement on the date first above written, but effective as of January 3, 2000.


                                PHOENIX RESTAURANT GROUP, INC., a
                                Georgia corporation, f/k/a DenAmerica Corp.


                                By: /s/ Todd S. Brown
                                   ----------------------------------------
                                Name: Todd S. Brown
                                     --------------------------------------
                                Its: Senior Vice President
                                    ---------------------------------------



                                THE MOFFITT FAMILY TRUST


                                By: /s/ Carl Luna, Trustee
                                   ----------------------------------------
                                Name: Carl Luna, Esq.
                                     --------------------------------------
                                Title: Trustee
                                      -------------------------------------

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                                EXHIBIT A
                                ---------


                    ASSIGNMENT SEPARATE FROM CERTIFICATE
                    ------------------------------------


     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to Phoenix Restaurant Group, Inc., a Georgia corporation (the "Corporation"), four hundred and three thousand four hundred and fifty-six (403,456) shares of common stock of the Corporation, represented by certificate number AFR 4710 in the name of the undersigned on the books of the Corporation.

     The undersigned does hereby irrevocably constitute and appoint any officer of the Corporation as its attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises. This power is coupled with an interest.

     Executed and delivered on August ___, 1999, but effective as of January 3, 2000.


                                       THE MOFFITT FAMILY TRUST

                                       By: /s/ Carl Luna, Trustee
                                          ---------------------------------
                                       Name: Carl Luna, Esq.
                                            -------------------------------
                                       Title: Trustee
                                             ------------------------------